                 AmeriCredit Automobile Receivables Trust 1999-D
                      Class A-1 6.4100 % Asset Backed Notes
                      Class A-2 6.7900 % Asset Backed Notes
                      Class A-3 7.0200 % Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                          4/1/2000
Monthly Period Ending:                            4/30/2000


I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.  Beginning of period Aggregate Principal Balance                                                        $831,096,594
                                                                                                                 ------------
      B.  Purchase of Subsequent Receivables                                                                                0
                                                                                                                 ------------
      C.  Monthly Principal Amounts

          (1)   Collections on Receivables outstanding
                  at end of period                                                                  19,015,595
                                                                                                  ------------
          (2)   Collections on Receivables paid off
                  during period                                                                      5,445,990
                                                                                                  ------------
          (3)   Receivables becoming Liquidated Receivables
                  during period                                                                      3,336,078
                                                                                                  ------------
          (4)   Receivables becoming Purchased Receivables
                  during period                                                                   ------------
          (5)   Cram Down Losses occurring during period
                                                                                                  ------------
          (6)   Other Receivables adjustments                                                           85,041
                                                                                                  ------------
          (7)   Less amounts allocable to Interest                                                 (11,990,857)
                                                                                                 -------------
          Total Monthly Principal Amounts                                                                          15,891,847
                                                                                                                 ------------
      D.  End of period Aggregate Principal Balance                                                              $815,204,747
                                                                                                                 ============
      E.  Pool Factor                                                                                              90.5783081%
                                                                                                                 ============
II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                      CLASS A-1     CLASS A-2      CLASS A-3        TOTAL
                                                                      ---------     ---------      ---------        -----
      A.  Beginning of period Note Balance                           $357,031,827  $192,000,000   $258,000,000   $807,031,827
                                                                     --------------------------------------------------------
      B.  Noteholders' Principal Distributable Amount                  15,891,847             0              0     15,891,847
      C.  Noteholders' Accelerated Principal Amount                     3,987,911             0              0      3,987,911
      D.  Accelerated Payment Amount Shortfall                             96,189             0              0         96,189
      E.  Note Prepayment Amount                                                0             0              0              0
      F.  Deficiency Claim Amount                                               0             0              0              0
                                                                     --------------------------------------------------------
      G.  End of period Note Balance                                 $337,055,880  $192,000,000   $258,000,000   $787,055,880
                                                                     ========================================================
      H.  Note Pool Factors                                            74.9013067%  100.0000000%   100.0000000%    87.4506533%
                                                                     ========================================================

                                       1

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.  Beginning of period Pre-Funding Account balance                                                                $0
                                                                                                               ------------
      B.  Purchase of Subsequent Receivables                                                                0
                                                                                                 ------------
      C.  Investment Earnings                                                                               0
                                                                                                 ------------
      D.  Investment Earnings Transfer to Collections Account                                               0
                                                                                                 ------------
      E.  Payment of Mandatory Prepayment Amount
                                                                                                 ------------
                                                                                                                          0
                                                                                                               ------------
      F.  End of period Pre-Funding Account balance                                                                      $0
                                                                                                               ============
IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                                       $15,891,847
                                                                                                               ------------
      B.  Required Pro-forma Note Balance                                                         733,684,272
                                                                                                 ------------
      C.  Pro-forma Note Balance (Assuming 100% Paydown of Total
          Monthly Principal Amounts)                                                              791,139,980
                                                                                                 ------------
      D.  Step-down Amount (B. - C.)                                                                                      0
                                                                                                               ------------
      E.  Principal Distributable Amount (A.- D.)                                                               $15,891,847
                                                                                                               ============
V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.  Beginning of period Capitalized Interest Account balance                                                       $0
                                                                                                               ------------
      B.  Monthly Capitalized Interest Amount                                                               0
                                                                                                 ------------
      C.  Investment Earnings                                                                               0
                                                                                                 ------------
      D.  Investment Earnings Transfer to Collections Account                                               0
                                                                                                 ------------
      E.  Payment of Overfunded Capitalized Interest Amount                                                 0
                                                                                                 ------------
      F.  Payment of Remaining Capitalized Interest Account                                                 0
                                                                                                 ------------
                                                                                                                          0
                                                                                                               ------------
      G.  End of period Capitalized Interest Account balance                                                             $0
                                                                                                               ============
VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)  Collections on Receivables during period
                   (net of Liquidation Proceeds)                                                  $24,461,585
                                                                                                 ------------
          (2)   Liquidation Proceeds collected
                   during period                                                                    1,723,081
                                                                                                 ------------
          (3)   Purchase Amounts deposited in Collection
                   Account
                                                                                                 ------------
          (4)  (a)  Investment Earnings - Collection Account                                           71,829
                                                                                                 ------------
               (b)  Investment Earnings - Transfer From Prefunding
                    Account                                                                                 0
                                                                                                 ------------
               (c)  Investment Earnings - Transfer From Capitalized
                    Interest Account                                                                        0
                                                                                                 ------------
          (5)   Collection of Supplemental Servicing Fees
                (a)  Extension Fees                                                                    55,446
                                                                                                 ------------
                (b)  Repo and Recovery Fees Advanced                                                   59,431
                                                                                                 ------------
                (c)  Other Fees                                                                       105,055
                                                                                                 ------------
          (6)   Monthly Capitalized Interest Amount                                                         0
                                                                                                 ------------
          (7)   Mandatory Prepayment Amount
                                                                                                 ------------
         Total Available Funds                                                                                   26,476,427
                                                                                                               ------------

      B.  Distributions:

          (1)   Base Servicing Fee and Supplemental Servicing Fees
                (a)   Base Servicing Fee                                                            1,558,306
                                                                                                 ------------
                (b)   Repo and Recovery Fees                                                           59,431
                                                                                                 ------------
                (c)   Bank Service Charges                                                             15,441
                                                                                                 ------------
                (d)   Other Fees                                                                      105,055
                                                                                                 ------------
          (2)   Agent fees                                                                                417
                                                                                                 ------------
          (3)   Refunds of Overpayments paid by AFS                                                    22,454
                                                                                                 ------------
          (4)   Noteholders' Interest Distributable Amount
                (a)   Class A - 1                                                                   1,907,145
                                                                                                 ------------
                (b)   Class A - 2                                                                   1,086,400
                                                                                                 ------------
                (c)   Class A - 3                                                                   1,509,300
                                                                                                 ------------

          (5)   Noteholders' Principal Distributable Amount
                (a)   Class A - 1                                                                  15,891,847
                                                                                                 ------------
                (b)   Class A - 2                                                                           0
                                                                                                 ------------
                (c)   Class A - 3                                                                           0
                                                                                                 ------------
          (6)  Security Insurer Premiums
                (a)  FSA Insurance Premium                                                            163,970
                                                                                                 ------------
                (b)  RCCA  Premium                                                                    168,750
                                                                                                 ------------

          Total distributions                                                                                    22,488,516
                                                                                                               ------------
      C.  Excess Available Funds (or Deficiency Claim Amount )                                                    3,987,911
                                                                                                               ------------
      D.  Noteholders' Accelerated Principal Amount                                                              (3,987,911)
                                                                                                               ------------
      E.  Deposit to Spread Account                                                                                      $0
                                                                                                               ============

                                       2


VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.  Excess Available Funds (VI.C.)                                                            $3,987,911
                                                                                                 ------------
     B.  Pro Forma Note Balance (II.A.-II.B.)                                                     791,139,980
                                                                                                 ------------
     C.  Required Pro Forma Note Balance (90% x (I.D.+III.F.)                                     733,684,272
                                                                                                 ------------
     D.  Excess of Pro Forma Balance over Required Balance
         (B. - C.)                                                                                 57,455,708
                                                                                                 ------------
     E.  End of Period  Class A-1 Note Balance (before accel.
         payments)                                                                                337,152,069
                                                                                                 ------------
     F.  Lesser of D. or E.                                                                        57,455,708
                                                                                                 ------------
     G.  Accelerated Principal Amount (lesser of A. or F.)                                                       $3,987,911
                                                                                                               ------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.  Pro Forma Note Balance                                                                  $791,139,980
                                                                                                 ------------
     B.  Required Pro Forma Note Balance                                                          733,684,272
                                                                                                 ------------
     C.  Excess of Pro Forma Balance over Required
         Balance   (A. - B.)                                                                       57,455,708
                                                                                                 ------------
     D.  End of Period  Class A-1 Note Balance
         (before accel. payments)                                                                 337,152,069
                                                                                                 ------------
     E.  Greater of C. or D.                                                                      337,152,069
                                                                                                 ------------
     F.  Excess Available Funds  (VI.C.)                                                            3,987,911
                                                                                                 ------------
     G.  Investment Earnings on Collection Account                                                     71,829
                                                                                                 ------------
     H.  Accelerated Payment Amount Shortfall
         (E.- F.+G.)                                                                                           $333,235,987
                                                                                                               ------------

IX.         RECONCILIATION OF SPREAD ACCOUNT:

     A.       Beginning of period Spread Account balance                                                        $26,999,999
                                                                                                               ------------

     B.       Additions to Spread Account

              (1)   Deposits from Collections Account    (VI. E.)                                           0
                                                                                                 ------------
              (2)   Investment Earnings                                                                96,189
                                                                                                 ------------
              (3)   Deposits Related to Subsequent Receivables
                    Purchases                                                                               0
                                                                                                 ------------

                      Total Additions                                                                                96,189
                                                                                                               ------------

     C.       Spread Account balance available for  withdrawals                                                  27,096,188
                                                                                                               ------------

     D.       Requisite Amount of Spread Account

              (1)   Initial Spread Account Deposit                                                $18,000,000
                                                                                                 ------------
              (2)   Subsequent Spread Account Deposits                                              8,999,999
                                                                                                 ------------
              (3)   Total Initial & Subsequent Spread Account
                    Deposits (1)+(2)                                                               26,999,999
                                                                                                 ------------
              (4)   $100,000                                                                          100,000
                                                                                                 ------------
              (5)   1 1/2% of Original Pool Balance (total
                    deliveries)                                                                   $13,500,000
                                                                                                 ------------
              (6)   End of period Note Balance                                                    787,055,880
                                                                                                 ------------
              (7)   Lesser of (5) or (6)                                                           13,500,000
                                                                                                 ------------
              (8)   Floor Amount Greater of (4) or (7)                                             13,500,000
                                                                                                 ------------
              (9)   Aggregate Principal Balance                                                   815,204,747
                                                                                                 ------------
             (10)   End of period Note Balance                                                    787,055,880
                                                                                                 ------------
             (11)   LINE (9) LESS LINE (10) (DURING FUNDING
                    PERIOD AMOUNT EQUAL TO ZERO)                                                   28,148,867
                                                                                                 -------------
             (12)   OC level     (11) / (9)                                                              3.45%
                                                                                                 -------------
             (13)   Spread Ending Balance as a Percent of Aggregate
                    Principal Balance                                                                    3.31%
                                                                                                 -------------
             (14)   OC Percentage (12) + (13)                                                            6.76%
                                                                                                 -------------
             (15)   13% less OC level, if OC percentage is greater
                     than or equal to 13%                                                                  n/a
                                                                                                 -------------
             (16)   If OC percentage is equal to or greater than
                    13%, Percent in (15) x End of Period
                    Aggregate Principal Balance                                                            n/a
                                                                                                 -------------
             (17)   If OC Percentage is less than 13%, 3% of
                    Original Pool Balance (total deliveries)                                        26,999,999
                                                                                                 --------------
             (18)   15% of end of period Aggregate Principal
                    Balance if Trigger Date                                                                n/a
                                                                                                 -------------

                    Requisite Amount of Spread Account (either
                    (3), (8), (14), (16), (17) or (18) as applicable)                                            26,999,999
                                                                                                                 -----------

     E.       Withdrawals from Spread Account

             (1)    Priority First - Deficiency Claim Amount                                                 0
                                                                                                 -------------
             (2)    Priority Second through Third
                                                                                                 -------------
             (3)    Priority Fourth - Accelerated Payment Amount Shortfall          333,235,987
                                                                                  -------------
                    Accelerated Payment Amount Shortfall in Excess of
                    Requisite Amount                                                                    96,189
                                                                                                 --------------
             (4)    Priority Fifth through Sixth
                                                                                                 --------------
             (5)    Priority Seventh - to Servicer
                                                                                                 --------------

                    Total withdrawals                                                                                96,189
                                                                                                                 -----------

     F.       End of period Spread Account balance                                                              $26,999,999
                                                                                                                 -----------
                                       3

X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.       Beginning of period number of Receivables                                                 61,573
                                                                                                 -------------

     B.       Number of Subsequent Receivables Purchased                                                     0
                                                                                                 -------------

     C.       Number of Receivables becoming Liquidated
              Receivables during period                                                                    254
                                                                                                 -------------

     D.       Number of Receivables becoming Purchased
              Receivables during period
                                                                                                 -------------

     E.       Number of Receivables paid off during period                                                 504
                                                                                                 -------------

     F.       End of period number of Receivables                                                       60,815
                                                                                                 =============


XI.         STATISTICAL DATA:

     A.       Weighted Average APR of the Receivables                                                   18.34%
                                                                                                 -------------

     B.       Weighted Average Remaining Term of the Receivables                                        53.22
                                                                                                 -------------

     C.       Average Receivable Balance                                                              $13,405
                                                                                                 -------------

     D.       Aggregate Realized Losses                                                            $5,377,160
                                                                                                 -------------





By:      /s/ Preston A. Miller
         --------------------------
Name:   Preston A. Miller
        -------------------
Title:  Executive Vice President and Treasurer
        ---------------------------------------
Date:   May 2, 2000
        -------------

                 AmeriCredit Automobile Receivables Trust 1999-D
                      Class A-1 6.4100 % Asset Backed Notes
                      Class A-2 6.7900 % Asset Backed Notes
                      Class A-3 7.0200 % Asset Backed Notes
                             Servicer's Certificate



This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of October 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:                       4/1/2000
Monthly Period Ending:                         4/30/2000

I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                CLASS A-1        CLASS A-2          CLASS A-3         TOTAL
                                                               -----------       ---------          ----------        ------
      A.  Preliminary End of period Note Balance                 $337,055,880      $192,000,000      $258,000,000    $787,055,880
                                                               -------------------------------------------------------------------

      B.  Deficiency Claim Amount                                           0                 0                 0               0

      C.  End of period Note Balance                             $337,055,880      $192,000,000      $258,000,000    $787,055,880
                                                               ===================================================================

      D.  Note Pool Factors                                       74.9013067%      100.0000000%      100.0000000%     87.4506533%
                                                               ===================================================================


II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Preliminary End of period Spread Account balance                                                            $26,999,999
                                                                                                                     -------------

      B.  Priority First - Deficiency Claim Amount from preliminary certificate                                                 0
                                                                                                                     -------------

      C.  End of period Spread Account balance                                                                        $26,999,999
                                                                                                                     -------------

III.    PERFORMANCE TESTS:

      A.  Delinquency Ratio
          (1)  Receivables with Scheduled Payment
               delinquent more than 60 days
               at end of period                                                                       $14,743,856
                                                                                                   ---------------
          (2)  Purchased Receivables with Scheduled Payment
               delinquent more than 60 days at end of
               period
                                                                                                    --------------
          (3)  Beginning of period Principal Balance                                                  831,096,594
                                                                                                    --------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                     1.77%
                                                                                                                     -------------
          (5)  Previous Monthly Period Delinquency Ratio                                                                    1.30%
                                                                                                                     -------------
          (6)  Second previous Monthly Period Delinquency Ratio                                                             1.17%
                                                                                                                     -------------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                                                 1.41%
                                                                                                                     -------------
          (8)  Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 5.00%)                                                        yes
                                                                                                                     -------------
                                       5

      B.  Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                                 $4,912,896
                                                                                                    --------------
          (2)  Cumulative Defaulted Receivables Including
               Defaulted Receivables in Current Period                                                 18,914,904
                                                                                                    --------------
          (3)  Original Pool Balance                                                                  899,999,971
                                                                                                    --------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                                   2.10%
                                                                                                                     -------------
          (5)  Compliance (Default Test Failure is a Cumulative
               Default Rate equal to or greater than 8.74%.)                                                             yes
                                                                                                                     -------------


      C.  Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                               $3,336,078
                                                                                                    --------------
          (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30 days at end of period
                                                                                                    --------------

          (3)  Cram Down Losses occurring during period                                             --------------
          (4)  Liquidation Proceeds collected during period                                            (1,723,081)
                                                                                                    --------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                                 1,612,997
                                                                                                    --------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                              3,764,163
                                                                                                    --------------
          (7)  CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES                                                  0.60%
               (5) + (6) DIVIDED BY (9)                                                                            ---------------
          (8)  50% of Receivables with Scheduled Payment delinquent
               more than 90 days at end of period                                                       3,493,364
                                                                                                    --------------
          (9)  Original Aggregate Principal Balance plus Pre-Funded Amount
               as of the Closing Date                                                                 900,000,000
                                                                                                    --------------
         (10)  Cumulative Net Loss Rate (5)+(6)+(8)
               divided by (9)                                                                                               0.99%
                                                                                                                    --------------
         (11)  Compliance (Net Loss Test Failure is a
               Net Loss Rate equal to or greater than 5.00%.)                                                             yes
                                                                                                                    --------------


      D. Extension Rate
         (1)   Principal Balance of Receivables extended during current period                         $5,995,392
                                                                                                    --------------
         (2)   Beginning of Period Aggregate Principal Balance                                        831,096,594
                                                                                                    --------------
         (3)   Extension Rate (1) divided by (2)                                                                            0.72%
                                                                                                                      ------------
         (4)   Previous Monthly Extension Rate                                                                              0.33%
                                                                                                                      ------------
         (5)   Second previous Monthly Extension Rate                                                                       0.07%
                                                                                                                      ------------
         (6)   Average Extension Rate (3)+(4)+(5)
               divided by 3                                                                                                 0.37%
                                                                                                                      ------------
         (7)   Compliance (Extension Test Failure is an
               Extension Rate equal to or greater than 4%.)                                                             yes
                                                                                                                      ------------

IV.   DELINQUENCY:

      A. Receivables with Scheduled Payment delinquent
         (1)   31-60 days                                           #           3,666          $51,011,495                  6.14%
                                                                     -------------------------------------------------------------
         (2)   61-90 days                                                         832           11,793,497                  1.42%
                                                                     -------------------------------------------------------------
         (3)   over 90 days                                                       209            2,950,359                  0.35%
                                                                     -------------------------------------------------------------

         Receivables with Scheduled Payment delinquent
         more than 30 days at end of period                                     4,707          $65,755,351                  7.91%
                                                                     =============================================================


By:       /s/ Preston A. Miller
       -----------------------------
Name:     Preston A. Miller
      ----------------------------
Title:    Executive Vice President and Treasurer
      -------------------------------------------
Date:     May 2, 2000
      -----------------
                                       6